UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2021

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive officers)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2021, Canopy Growth Corporation (the “Company”) announced strategic changes to its Executive Management Committee. Mike Lee, Executive Vice President and Chief Financial Officer of the Company, and Rade Kovacevic, President and Chief Product Officer of the Company, stepped down from their respective roles on the Executive Management Committee and as officers of the Company, effective November 18, 2021, and each is expected to depart from the Company on December 31, 2021. In the interim, they will serve in an advisory capacity to support transition. The Company has initiated an external search for both roles. Mr. Lee’s decision to leave the Company is not a result of any disagreement on any matter relating to the Company’s financial statement disclosure; accounting policies, procedures, estimates, or judgments; or internal controls.

Consistent with their employment agreements, the Company and each of Messrs. Lee and Kovacevic have entered into a release in favor of the Company. The Company has also entered into letter agreements with each of Messrs. Lee and Kovacevic, which provide that each’s employment will continue until December 31, 2021, following which their departures will be treated as other than for cause in accordance with the terms their respective employment agreements and as disclosed in the Company’s 2021 Proxy Statement; provided that the salary continuance period will be reduced by their period of continued employment.

Effective upon Mr. Lee stepping down, Judy Hong, the Company’s Vice President, Investor Relations & Competitive Intelligence, was appointed to serve as Interim Chief Financial Officer. Ms. Hong, 50, joined the Company in December 2019. In addition to leading the Company’s Investor Relations team, Ms. Hong also serves as Chief of Staff to the Company’s Chief Executive Officer and is a member of the Executive Management Committee. Prior to joining the Company, Ms. Hong spent over 20 years at Goldman Sachs & Co., having most recently served as a Managing Director of its Global Investment Research Division until September 2019. Ms. Hong holds a Master of Business Administration in Finance from the NYU Stern School of Business and a Bachelor of Science in Communications from Cornell University.

No changes have been made to Ms. Hong’s base compensation or incentive targets as result of this appointment. Ms. Hong will receive a premium in pay in the form of a USD$25,000 recurring monthly bonus for the duration of the interim appointment. There are no arrangements or understandings between Ms. Hong and any other person pursuant to which she was selected as Interim Chief Financial Officer. Ms. Hong does not have any family relationships with any of the Company’s directors, executive officers, or other person nominated or chosen by the Company to become a director or executive officer. There are no transactions between Ms. Hong and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On November 19, 2021, the Company issued a press release relating to the matters described in Item 5.02 of this this Current Report on Form 8-K (“Current Report”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein solely for purposes of this Item 7.01 disclosure.

The information set forth and incorporated by reference in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth and incorporated by reference in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this Current Report. Examples of such statements include statements with respect to the timing of Messrs. Lee and Kovacevic’s departures from the Company and their service to the Company prior such departures.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks related to infectious diseases, including the impacts of the COVID-19 pandemic; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with the Securities and Exchange Commission (“SEC”) and available on EDGAR at www.sec.gov/edgar and with Canadian securities regulators and available on the issuer profile of the Company on SEDAR at www.sedar.com, including under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2021 as such factors may be updated in subsequently filed Quarterly Reports on Form 10-Q and other filings the Company makes with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report and in the filings.

In respect of the forward-looking statements and information concerning the timing of Messrs. Lee and Kovacevic’s departures from the Company and their service to the Company prior such departures, the Company has provided such statements and information in reliance on certain assumptions that the Company believes are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this Current Report are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this Current Report are made as of the date of this Current Report and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 19, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ David Klein
David Klein Chief Executive Officer

Date: November 24, 2021